UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 2, 2010

CHINA UNITECH GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52832	98-0500738
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

1-D-1010, Yuanjing Park, Long Xiang Road,
Long Gang District, Shenzhen
Guangdong Province
P. R. China 518117
(Address of principal executive offices)

+ 86 755-2894-3820
(Registrant's telephone number, including area code)

No. 1 Xinxin Garden,No. 51 Fangjicun Xudong Road,
Wuchang, Wuhan, Hubei, China 430062
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On July 2, 2010, China Unitech Group, Inc. (the "Company") issued a press release announcing that it had successfully closed a share exchange transaction with the shareholder of Classic Bond Development Limited, a British Virgin Islands corporation. A copy of this press release is attached hereto as Exhibit 99.1. The Company intends to file a current report on 8-K disclosing the material terms of the transaction, including "Form 10" disclosure regarding the acquired company, within 4 business days.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2010

CHINA UNITECH GROUP, INC.

/s/ Dishan Guo
Dishan Guo
Chairman of the Board